SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                     September 10, 2007

Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)

Delaware                                          0-12641                                38-3713274
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(State or Other Jurisdiction      (Commission                       (IRS Employer
of Incorporation)                         File Number)                  Identification No.)

9449 Balboa Avenue, Suite 210, San Diego, CA                            92123
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(Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code: (858) 277-5300
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors and Principal Officer; Appointment of Directors and Principal Officer

Director Resignations:

1.	H. James Agnew, a member of the Board of Directors of the Company has resigned effective September 7, 2007 for personal reasons.

2.	Angela L. Costello, has resigned from the Company as Chief Operating Officer effective September 7, 2007 for personal reasons.

3.	Stanley J. Costello Jr., a member of the Board of Directors of the Company has resigned effective September 7, 2007 for personal reasons.

4.	David P. Lieberman, has resigned from the Company as Chief Financial Officer effective September 7, 2007 due to accepting a position at another company.

5.	David P. Lieberman, a member of the Board of Directors of the Company has resigned effective September 14, 2007 due to other interests.

Item 9.01                        Exhibits

(b)

Exhibit No.	Exhibit
17.1	Resignation of H. James Agnew
17.2	Resignation of Angela L. Costello
17.3	Resignation of Stanley J. Costello Jr.
17.4	Resignation of David P. Lieberman, CFO
17.5	Resignation of David P. Lieberman

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE                                                   TITLE                                                                            DATE

/s/ Brian Bonar                               Chairman of the Board of Directors,                                September 10, 2007
      Brian Bonar                               Chief Executive Officer, and
                                                         (Principal Executive Officer)

/s/ Stanley A. Hirschman             Director                                                                                September 10, 2007
      Stanley A. Hirschman